1 ALIS Conference – January 2014

2 Safe Harbor In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. In addition, references to historical results and performance are not indicative of future results or performance. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company's filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. EBITDA, FFO, AFFO, CAD and other terms are non- GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Hospitality Trust, Inc. or Ashford Hospitality Prime, Inc. and may not be relied upon in connection with the purchase or sale of any such security.

Strong Track Record & Performance 3

4 Demonstrated 10-Year Track Record 20% 66% 52% 50% 80% 27% 55% 22% 62% 10% -25% -2% 8% 53% -40% -20% 0% 20% 40% 60% 80% 100% 1-Yr 2-Yr 3-Yr 4-Yr 5-Yr 6-Yr 7-Yr 8-Yr 9-yr 10-yr Total Shareholder Return AHT Peer Avg 197% • Disciplined growth, operational expertise, and capital allocation to maximize shareholder returns • AHT and AHP expect to benefit from strong management capabilities 400% 800% 1200% 140% 1036% 282% 112% 135% Peers include: CHSP, DRH, FCH, HST, HT, INN, LHO, PEB, RLJ, SHO. Source: Bloomberg. As of January 17, 2014.

19% 14% 4% 4% 4% 4% 3% 3% 2% 2% 2% 2% 1% 1% 0% 5% 10% 15% 20% 25% O w n ersh ip P erce n ta g e 5 Highly-Aligned Management • With insider ownership* of approximately 19% for AHT and 14% for AHP, management is highly-aligned with shareholder interests Public Lodging REITs include: BEE, CHSP, CLDT, DRH, FCH, HST, HT, INN, LHO, PEB, RLJ, SHO Source: Company filings. * Insider ownership for Ashford entities includes interests of related parties Publicly-Traded Hotel REIT Insider Ownership Ashford Trust Ashford Prime H O S P I T A L I T Y P R I M E A S H F O R D H O S P I T A L I T Y T R U S T A S H F O R D

6 Experienced Management Team Demonstrated Capital Markets Expertise and Timing Proven Acquisition, Disposition and Financing Capabilities Extensive Network for Transaction Sourcing Strong Asset Management Track Record Branding Expertise and Relationships Affiliated Hotel Property Manager Adds Value • Senior executives each have over 20 years of experience in lodging and real estate • All executives that took Ashford Trust public 10 years ago are still here

Industry Overview 7

• Historically, attractive returns remain for investors from this point in the lodging cycle 8 Historical Industry Stock Returns % 50% 100% 150% 200% 250% 300% 350% 0 12 24 36 48 60 72 84 96 108 T S R Months from Peak to Peak 1989-1997 1997-2007 2007-Current Index includes AHT, BEE, DRH, FCH, HST, HT, LHO, and SHO. Companies are included in the data from the time of their IPO. Current data as of December 31, 2013.

• Demand expected to exceed supply through at least 2015 9 Attractive Supply/Demand Imbalance -8.0 -6.0 -4.0 -2.0 0.0 2.0 4.0 6.0 8.0 2005 2006 2007 2008 2009 2010 2011 2012 2013F 2014F 2015F Y ea r- o v e r- Y ea r % Gro w th Supply vs. Demand Supply Growth Demand Growth PKF Forecast Source: PKF

• Real RevPAR remains well below the previous peak and each recent new peak has exceeded prior cycles 10 Real RevPAR Source: Smith Travel Research $54.00 $56.00 $58.00 $60.00 $62.00 $64.00 $66.00 $68.00 $70.00 $72.00 $74.00 $76.00 Seasonally-Adjusted Real RevPAR (as of November 2013) Average 3-mo Avg

7.7% 6.1% -2.0% -16.7% 5.4% 8.2% 6.8% 6.1% 7.7% 8.5% 5.3% 2.3% -20.0% -15.0% -10.0% -5.0% 0.0% 5.0% 10.0% Historical RevPAR Growth Forecasted RevPAR Growth RevPAR Forecast - PKF 11 5-Year RevPAR Growth CAGR: 6.0% Source: Smith Travel Research & PKF

Potential Industry EBITDA Growth Rates 12 • With strong potential RevPAR gains, those companies with reasonable flow-throughs could experience significant EBITDA growth • PKF estimates 2-year cumulative EBITDA growth of about 33%* *Based on PKF RevPAR/ADR/Occupancy projections and EBITDA growth resulting from PKF EBITDA change regression equation COMPOUNDED 2-YEAR REVPAR GROWTH RATE COMPOUNDED 2-YEAR REVPAR GROWTH RATE 33.7% 7.0% 7.5% 8.0% 8.5% 9.0% 20.0% 11.6% 12.5% 13.3% 14.2% 15.0% 25.0% 14.5% 15.6% 16.6% 17.7% 18.8% 30.0% 17.4% 18.7% 20.0% 21.3% 22.6% 35.0% 20.3% 21.8% 23.3% 24.8% 26.3% 40.0% 23.2% 24.9% 26.6% 28.4% 30.1% 45.0% 26.1% 28.0% 30.0% 31.9% 33.9% 50.0% 29.0% 31.1% 33.3% 35.4% 37.6% 55.0% 31.9% 34.2% 36.6% 39.0% 41.4% 60.0% 34.8% 37.4% 39.9% 42.5% 45.1% 65.0% 37.7% 40.5% 43.3% 46.1% 48.9% 70.0% 40.6% 43.6% 46.6% 49.6% 52.7% 2- YE AR EB IT DA FL OW % CUMULATIVE 2-YEAR EBITDA GROWTH

13 Projected Hotel Room Value Growth Source: JLL/HVS $0 $10 $20 $30 $40 $50 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000 $110,000 $120,000 $130,000 $140,000 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 U .S . H o te l T ra n sa ct io n V o lume in $B il (JL L ) Pr iv a te U .S . H o te l M a rk et V a luePer Ke y ( H V S ) Private Market Value Per Key vs. U.S. Hotel Transaction Volume U.S. Hotel Value Per Key - HVS U.S. Hotel Transaction Volume ($B) - JLL • U.S. hotel transaction volume is likely to increase over the next several years as private U.S. hotel market values rise

Compelling Opportunity 14

15 Differentiated Investment Strategy Ashford Prime Ashford Trust Investment Focus Full-service and select-service hotels anticipated to generate RevPAR at least twice the national average All segments of the hospitality industry, with RevPAR criteria outside the Ashford Prime investment focus Investment Type Direct hotel investments and joint ventures Direct hotel investments, joint ventures and debt Geography Domestic and international gateway markets and select resort locations National focus, including primary, secondary and tertiary markets Chain Scale Upscale, upper-upscale and luxury Various chain scale segments Mix of Service Full-service and select-service in urban markets Full-service and select-service Capital Structure/Leverage Policy Conservative - target < 5.0x net debt and preferred equity to EBITDA Opportunistic - strategic use of debt designed to maximize returns Brand Strategy Premium brands and high quality independent hotels Premium brands and high quality independent hotels Management Ashford Advisor Ashford Advisor • AHP and AHT have distinct investment strategies. AHP and AHT expect to benefit from the proven successful capabilities of the Ashford management team

Ashford Hospitality Trust 16

Portfolio Overview – Ashford Trust 17 5% 55% 3% 37% Chain Scale* Luxury Upper Upscale Upper Midscale Upscale 29% 4% 6% 50% 5% 6% Brand Family* Hilton Hyatt Starwood Marriott IHG Independent 67% 18% 15% MSA* Top 25 Top 50 Other *TTM 9/30/13 EBITDA

18 Low Risk on Balance Sheet $0 $500 $1,000 $1,500 2013 2014 2015 2016 2017 2018+ De b t M a tu ri ti e s (mm 's ) Ashford Trust All debt is non-recourse Strong liquidity • Excess cash flow • Undrawn $165m credit facility • Approximately $195m of unrestricted cash & marketable securities post AHP spin-off Ashford Trust has limited near-term debt maturities Debt balances reflect the Company’s pro rata share as of 9/30/13.

Ashford Trust Photo Gallery 19 Renaissance Palm Springs Hilton Santa Fe Ritz-Carlton Atlanta Downtown Marriott San Antonio Plaza Renaissance Portsmouth Hilton Nassau Bay Hilton Boston Back Bay The Churchill

Ashford Hospitality Prime 20

Portfolio Overview – Ashford Prime 21 37% 63% Chain Scale* Upscale Upper Upscale 29% 71% Brand Family* Hilton Marriott 100% MSA* Top 25 *TTM 9/30/13 EBITDA

22 Ashford Prime Overview High Quality Hotel Portfolio •Geographically diversified and concentrated predominantly in top 20 U.S. markets •Initial portfolio of 8 hotels has premium portfolio RevPAR of $154* •Strong market share as evidenced by RevPAR penetration index of 111.0* •6.9% portfolio RevPAR growth in Q4 2013 (10.1% excluding properties under renovation) •All current hotels branded and managed by Marriott and Hilton Focused Investment Strategy •Luxury, upper-upscale & upscale hotels in domestic gateway markets •Select investment in resort hotels and international gateway cities •Hotels with RevPAR 2x the then current national average Strong Acquisition Pipeline •Purchase option to acquire Pier House Resort with $302 RevPAR* and Crystal Gateway Marriott with $134 RevPAR* •Purchase agreement to acquire Chicago Sofitel with RevPAR of $185* •Right-of-First-Offer on additional 12 high RevPAR hotels in Ashford Trust portfolio totaling 3,110 rooms Prudent and Low Leverage Structure •Targeted leverage level over time of 5.0x or lower (Net Debt + Preferred Equity) / EBITDA •Attractive maturity profile with no maturities before 2017 •$150 million unsecured credit facility provides additional liquidity and flexibility * YTD as of 9/30/13

Ashford Prime Properties


Seattle
Marriott Seattle Waterfront 358 Rooms
Seattle Courtyard 250 Rooms
Philadelphia
Philadelphia Courtyard 498 Rooms
San Francisco
San Francisco Courtyard 405 Rooms
Washington, D.C.
Capital Hilton 544 Rooms
San Diego
Hilton Torrey Pines 394 Rooms
Tampa
Tampa Renaissance 293 Rooms
Dallas
Marriott Plano Legacy 404 Rooms

Right of First Offer Assets		
Hotel	**Market**	**Rooms**
Ritz-Carlton	Atlanta, GA	444 Rooms
Hilton Back Bay	Boston, MA	390 Rooms
Courtyard Downtown	Boston, MA	315 Rooms
Embassy Suites	Portland, OR	276 Rooms
Embassy Suites Crystal City	Washington, D.C.	267 Rooms
Crowne Plaza Beverly Hills	Los Angeles, CA	260 Rooms
Hyatt Regency Coral Gables	Miami, FL	242 Rooms
Melrose	Washington, D.C.	240 Rooms
One Ocean	Jacksonville, FL	193 Rooms
Churchill	Washington, D.C.	173 Rooms
Crowne Plaza Key West	Key West, FL	160 Rooms
Embassy Suites	Houston, TX	150 Rooms

● *Initial Assets*
▲ *Right of First Offer Assets*
■ *Option Assets*
● *Acquisition Asset*

Acquisition Asset		
Hotel	**Market**	**Rooms**
Chicago Sofitel	Chicago, IL	415 Rooms

Option Assets		
Hotel	**Market**	**Rooms**
Marriott Crystal Gateway	Washington, D.C.	697 Rooms
Pier House Resort & Spa	Key West, FL	142 Rooms








ASHFORD HOSPITALITY TRUST
ASHFORD HOSPITALITY PRIME
23

Property Information: • Location: Downtown Chicago (Gold Coast submarket) • Rooms: 415 (including 32 suites) • Year Built: 2002 • 10,000 sf of meeting space • Fee simple; 32 story tower • Segmentation: 70% transient; 30% group 24 Sofitel Chicago– Deal Overview Acquisition Overview: • Purchase Price: $153 million • Purchase Price/Key: $369,000 • RevPAR of $185* vs. AHP Portfolio RevPAR of $154* Strengths/Opportunities: • Excellent Gold Coast location in a key U.S. gateway market • High quality asset with attractive contemporary design and minimal capex needs • Discount to replacement cost • Diversifies portfolio by market, brand, and manager • Potential to re-concept restaurants and implement tiered pricing to drive additional revenue • Improved cash flow through Ashford asset management and best practices *YTD as of 9/30/13

Property Information: • Location: Key West, FL • Rooms: 142 (including 21 suites) • Year Built: 1968 • 2,600 sf of meeting space • Fee simple • Segmentation: 93% transient; 7% group 25 Pier House Resort – Deal Overview Acquisition Overview: • Purchase Price: $92.7 million • Purchase Price/Key: $653,000 • RevPAR of $302* vs. AHP Portfolio RevPAR of $154* Strengths/Opportunities: • Excellent location at north end of Duval Street in one of strongest hotel markets in U.S. • Extremely high barriers to entry with Rate of Growth Ordinance • High quality asset with minimal capex needs • Management has deep experience in Key West market and continues to drive revenue initiatives and cost efficiencies • Improved cash flow through Ashford asset management and best practices *YTD as of 9/30/13

26 Ashford Prime Debt & Liquidity $0 $500 $1,000 $1,500 2014 2015 2016 2017 2018+ De b t M a tu ri ti e s (mm 's ) Debt balances reflect the Company’s pro rata share as of 9/30/13. Assumes debt of $80 million on Chicago Sofitel. All debt is non-recourse Strong liquidity • Excess cash flow • Undrawn $150m credit facility • $140m of unrestricted cash & marketable securities* Ashford Prime has no near-term debt maturities *Pro forma for spin-off as of 9/30/13 but prior to equity offering.

Ashford Prime Photo Gallery 27 Tampa Renaissance Marriott Seattle Waterfront Hilton La Jolla Torrey Pines Courtyard Seattle Downtown Capital Hilton Marriott Plano Legacy Philadelphia Courtyard San Francisco Courtyard

28 Well Positioned For Growth • Unique built in pipeline of option hotels and right of first offer hotels • Targeted acquisitions consistent with investment guidelines • Internal growth from asset performance • Opportunistic, value add transactions • Internal growth from asset performance • Excess cash from potential refinancings • Highland portfolio opportunities • Partial ownership of Ashford Prime • Advisory fees

Appendix 29

Mr. Kessler has served as our President and as a member of our board of directors since April 2013. Mr. Kessler is also the President of Ashford Advisor, a position he has held since November 19, 2013 and has served as President of Ashford Trust since January 2009. He served on the board of directors of Ashford Trust from January 2013 until the completion of the spin-off on November 19, 2013. Prior to being appointed President, Mr. Kessler served as Ashford Trust's Chief Operating Officer and Head of Acquisitions beginning in May 2003. Mr. Kessler has spearheaded numerous key initiatives while at Ashford Trust and has been responsible for several billion dollars of capital transactions along with the growth of the company's asset base to in excess of $4 billion. From July 2002 until August 2003, Mr. Kessler also served as the managing director/chief investment officer of Remington Hotel Corporation. Prior to joining Remington Hotel Corporation in 2002, from 1993 to 2002, Mr. Kessler was employed at Goldman Sachs’ Whitehall Real Estate Funds, where he assisted in the management of more than $11 billion of real estate (including $6 billion of hospitality investments) involving over 20 operating partner platforms worldwide. During his nine years at Whitehall, Mr. Kessler served on the boards or executive committees of several lodging companies, including Westin Hotels and Resorts and Strategic Hotel Capital. Mr. Kessler has diverse real estate experience totaling nearly 30 years and is a member of Urban Land Institute's Hotel Council and is a frequent speaker and panelist at lodging industry conferences including International Hotel Investment Forum, Americas Lodging Investment Summit and the NYU Lodging Conference. Mr. Kessler has a Master's degree in Business Administration and a Bachelor of Arts degree from Stanford University. 30 Executive Bios Mr. Bennett has served as our Chief Executive Officer and Chairman of the board since April 2013. Mr. Bennett has also served as the Chief Executive Officer and as a member of the board of directors of Ashford Trust since May 2003. He has served as chairman of the Ashford Trust board of directors since January 2013. Mr. Bennett is a member of the American Hotel & Lodging Association's Industry Real Estate Finance Advisory Council (IREFAC), the Urban Land Institute's Hotel Council, and is on the Advisory Editorial board for GlobalHotelNetwork.com. He is also a member of the CEO Fiscal Leadership Council for Fix the Debt, a non-partisan group dedicated to reducing the nation's federal debt level and on the advisory board of Texans for Education Reform. Formerly, Mr. Bennett was a member of Marriott's Owner Advisory Council and Hilton's Embassy Suites Franchise Advisory Council. Mr. Bennett is a frequent speaker and panelist for various hotel development and investment conferences including the NYU conference and the ALIS conference. Mr. Bennett received the Top-Performing CEO Award from HVS for 2011. This award is presented each year to the CEO in the hospitality industry who offers the best value to shareholders based on HVS's pay-for-performance model. The model compares financial results relative to CEO compensation, as well as a stock appreciation, company growth and increases in EBITDA. Mr. Bennett holds a Master's degree in Business Administration from Cornell's S.C. Johnson Graduate School of Management and received a Bachelor of Science degree with distinction from the School of Hotel Administration also at Cornell. He is a life member of the Cornell Hotel Society. Mr. Bennett's extensive industry experience as well as the strong and consistent leadership qualities he has displayed in his role as the chief executive officer and a director of Ashford Trust since its inception are vital skills that make him uniquely qualified to serve as the chairman of our board of directors. Monty J. Bennett Chief Executive Officer & Chairman of the Board Douglas A. Kessler President

31 Executive Bios David A. Brooks Chief Operating Officer, General Counsel & Secretary David J. Kimichik Chief Financial Officer Mr. Brooks has served as our Chief Operating Officer, General Counsel and Secretary since April 2013. He has served in that capacity for Ashford Advisor since November 19, 2013 and for Ashford Trust since January 2009. Prior to assuming the role of Chief Operating Officer of Ashford Trust, he served as Chief Legal Officer, Head of Transactions and Secretary from August 2003 to January 2009. Prior to that, he served as Executive Vice President and General Counsel for Remington Hotel Corporation and Ashford Financial Corporation, an affiliate of Ashford Trust, from January 1992 until August 2003, where he co-led the formation of numerous investment partnerships, negotiated and closed approximately $1 billion in asset acquisitions and asset managed nearly $750 million dollars in non-performing hospitality loans. Prior to joining Remington Hotel Corporation, Mr. Brooks served as a partner with the law firm of Sheinfeld, Maley & Kay. Mr. Brooks earned his Bachelor of Business Administration in Accounting from the University of North Texas in 1981, his Juris Doctor from the University of Houston Law Center in 1984 and became licensed as a CPA in the State of Texas in 1984 (currently non-practicing status). Mr. Kimichik has served as our Chief Financial Officer since April 2013. Mr. Kimichik has served as Chief Financial Officer for Ashford Advisor since November 19, 2013 and as Chief Financial Officer of Ashford Trust since its inception in May 2003. In addition to his duties as Chief Financial Officer of Ashford Trust, he has held the position of Director of Asset Management at Ashford Trust where he was responsible for leading a team of asset managers in the daily supervision of Ashford Trust's hotels and Ashford Trust's annual capital improvement activities. Mr. Kimichik has been associated with the principals of Ashford Trust and its predecessor for the past 30 years and was President of Ashford Financial Corporation from 1992 until August 2003. Mr. Kimichik previously served as Executive Vice President of Mariner Hotel Corporation, in which capacity he administered all corporate activities, including business development, financial management and operations. Mariner Hotel Corporation was a hotel developer and owner and at one time was Marriott Corporation's largest Franchisee. Mr. Kimichik holds a Bachelor of Science degree from the School of Hotel Administration at Cornell University.

32 Executive Bios Deric S. Eubanks Senior Vice President, Finance J. Robison Hays Senior Vice President, Corporate Strategy & Finance Mr. Eubanks has served as our Senior Vice President-Finance since April 2013. Mr. Eubanks has also served as Senior Vice President-Finance for Ashford Advisor since November 19, 2013. He has served as the Senior Vice President-Finance at Ashford Trust since September 2011. Mr. Eubanks is responsible for assisting our Chief Executive Officer and Chief Financial Officer with all corporate finance and financial reporting initiatives and capital market activities including equity raises, debt financings, and loan modifications. He also oversees Investor Relations and is responsible for overseeing and executing our hedging strategies. Prior to his role as Senior Vice President-Finance at Ashford Trust, Mr. Eubanks was Vice President of Investments and was responsible for sourcing and underwriting hotel investments including direct equity investments, joint venture equity, preferred equity, mezzanine loans, first mortgages, B-notes, construction loans, and other debt securities for Ashford Trust. Mr. Eubanks has been with Ashford Trust since its initial public offering in August of 2003. Mr. Eubanks has written several articles for industry publications and is a frequent speaker at industry conferences and industry round tables. Before joining Ashford Trust, Mr. Eubanks was a Manager of Financial Analysis for ClubCorp, where he assisted in underwriting and analyzing investment opportunities in the golf and resort industries. Mr. Eubanks earned a BBA from Southern Methodist University and is a CFA charter holder. He is a member of the CFA Institute and the CFA Society of Dallas-Fort Worth. Mr. Hays has served as our Senior Vice President-Corporate Finance and Strategy since April 2013. Mr. Hays has also served as the Senior Vice President-Corporate Finance and Strategy for Ashford Advisor since November 19, 2013. He has also served as Senior Vice President-Corporate Finance and Strategy for Ashford Trust since 2010 and has been with Ashford Trust since April 2005. Mr. Hays is responsible for the formation and execution of our strategic initiatives, working closely with our Chief Executive Officer. He also oversees all financial analysis as it relates to the corporate model, including acquisitions, divestitures, refinancings, hedging, capital market transactions and major capital outlays. Prior to 2013, in addition to his other responsibilities, Mr. Hays was in charge of Ashford Trust's investor relations group. Mr. Hays has been a frequent speaker at industry and Wall Street investor conferences. Prior to joining Ashford Trust, Mr. Hays worked in the Corporate Development office of Dresser, Inc., a Dallas-based oil field service & manufacturing company, where he focused on mergers, acquisitions, and strategic direction. Before working at Dresser, Mr. Hays was a member of the Merrill Lynch Global Power & Energy Investment Banking Group based in Texas.

33 Executive Bios Jeremy J. Welter Executive Vice President of Asset Management Mark L. Nunneley Chief Accounting Officer Mr. Welter has served as our Executive Vice President, Asset Management since April 2013. Mr. Welter has also served in that capacity for Ashford Advisor since November 19, 2013. He has been employed by Ashford Trust since January 2011 and has served as Executive Vice President, Asset Management for Ashford Trust since March 2011 where he oversees a $4 billion portfolio of 122 hotels. From August 2005 until December 2010, Mr. Welter was employed by Remington Hotels, LP in various capacities, most recently serving as chief financial officer. He is a current member of Marriott's Owner Advisory Council. From July 2000 through July 2005, Mr. Welter was an investment banker at Stephens, where he worked on mergers and acquisitions, public and private equity and debt, capital raises, company valuations, fairness opinions and recapitalizations. Before working at Stephens, Mr. Welter was part of Bank of America's Global Corporate Investment Banking group. Mr. Welter is a speaker and panelist for various lodging investment and development conferences, including the NYU Lodging Conference. Mr. Welter earned his Bachelor of Science in Business Administration in Economics from Oklahoma State University, where he served as student body president and graduated Summa Cum Laude. Mr. Nunneley has served as our Chief Accounting Officer since April 2013. Mr. Nunneley has also served as Chief Accounting Officer of Ashford Advisor since November 19, 2013. He has served as the Chief Accounting Officer of Ashford Trust since May 2003. From 1992 until 2003, Mr. Nunneley served as Chief Financial Officer of Remington Hotel Corporation. He previously served as a tax consultant at Arthur Andersen & Company and as a tax manager at Deloitte & Touche. Mr. Nunneley is a certified public accountant (CPA) in the State of Texas and is a member of the American Institute of Certified Public Accountants, Texas Society of CPAs and Dallas Chapter of CPAs. Mr. Nunneley holds a Bachelor of Science degree in Business Administration from Pepperdine University and a Master of Science in Accounting from the University of Houston.

34 ALIS Conference – January 2014